Exhibit 99.1

CIRCOR INTERNATIONAL INC.
Segment Information
(in thousands, except percentages)
UNAUDITED

	2018					2019
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	YTD TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	YTD TOTAL
As Reported
ORDERS
Aerospace & Defense	$59,793	$59,441	$81,533	$76,702	$277,469	$88,107	$93,405	$63,968	$68,459	$313,939
Industrial	221,943	203,571	202,022	194,205	821,741	171,834	164,642	158,986	168,091	663,553
Total	$281,736	$263,012	$283,555	$270,907	$1,099,210	$259,941	$258,047	$222,954	$236,550	$977,492

NET REVENUES
Aerospace & Defense	$58,477	$57,500	$57,757	$63,283	$237,017	$61,240	$64,694	$67,621	$79,070	$272,625
Industrial	181,410	202,158	189,452	203,433	776,453	177,615	181,074	169,431	163,568	691,688
Total	$239,887	$259,658	$247,209	$266,716	$1,013,470	$238,855	$245,768	$237,052	$242,638	$964,313

SEGMENT OPERATING INCOME
Aerospace & Defense	$8,931	$6,992	$8,709	$11,415	$36,047	$9,374	$10,443	$13,564	$19,099	$52,480
Industrial	21,188	26,279	26,573	30,791	104,831	22,581	26,173	21,278	20,757	90,789
Corporate expenses	(10,413)	(7,001)	(10,272)	(11,325)	(39,011)	(8,522)	(8,028)	(9,248)	(7,671)	(33,469)
Total	$19,706	$26,270	$25,010	$30,881	$101,867	$23,433	$28,588	$25,594	$32,185	$109,800

SEGMENT OPERATING MARGIN %
Aerospace & Defense	15.3%	12.2%	15.1%	18.0%	15.2%	15.3%	16.1%	20.1%	24.2%	19.2%
Industrial	11.7%	13.0%	14.0%	15.1%	13.5%	12.7%	14.5%	12.6%	12.7%	13.1%
Total	8.2%	10.1%	10.1%	11.6%	10.1%	9.8%	11.6%	10.8%	13.3%	11.4%

	2018					2019
Results of Divested Businesses (1)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	YTD TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	YTD TOTAL
ORDERS - Industrial	$47,957	$47,931	$45,388	$47,297	$188,573	$30,611	$24,448	$22,090	$18,047	$95,196
NET REVENUES - Industrial	43,825	44,000	42,943	49,222	179,991	29,787	26,101	20,697	18,602	95,187
SEGMENT OP. INC. -Industrial	5,804	6,286	7,030	8,264	27,385	6,217	5,229	2,677	3,166	17,289

	2018					2019
Results Excluding Divested Businesses	1ST QTR	2ND QTR	3RD QTR	4TH QTR	YTD TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	YTD TOTAL
ORDERS
Aerospace & Defense	$59,793	$59,441	$81,533	$76,702	$277,469	$88,107	$93,405	$63,968	$68,459	$313,939
Industrial	173,986	155,640	156,634	146,908	633,168	141,223	140,194	136,896	150,044	568,357
Total	$233,779	$215,081	$238,167	$223,610	$910,637	$229,330	$233,599	$200,864	$218,503	$882,296

NET REVENUES
Aerospace & Defense	$58,477	$57,500	$57,757	$63,283	$237,017	$61,240	$64,694	$67,621	$79,070	$272,625
Industrial	137,585	158,158	146,509	154,211	596,463	147,828	154,973	148,734	144,966	596,501
Total	$196,062	$215,658	$204,266	$217,494	$833,480	$209,068	$219,667	$216,355	$224,036	$869,126

SEGMENT OPERATING INCOME
Aerospace & Defense	$8,931	$6,992	$8,709	$11,415	$36,047	$9,374	$10,443	$13,564	$19,099	$52,480
Industrial	15,384	19,993	19,543	22,527	77,447	16,364	20,944	18,601	17,591	73,500
Corporate expenses	(10,413)	(7,001)	(10,272)	(11,325)	(39,011)	(8,522)	(8,028)	(9,248)	(7,671)	(33,469)
Total	$13,902	$19,984	$17,980	$22,617	$74,483	$17,216	$23,359	$22,917	$29,019	$92,511

SEGMENT OPERATING MARGIN %
Aerospace & Defense	15.3%	12.2%	15.1%	18.0%	15.2%	15.3%	16.1%	20.1%	24.2%	19.2%
Industrial	11.2%	12.6%	13.3%	14.6%	13.0%	11.1%	13.5%	12.5%	12.1%	12.3%
Total	7.1%	9.3%	8.8%	10.4%	8.9%	8.2%	10.6%	10.6%	13.0%	10.6%
(1) Divested businesses are related to the Industrial Segment and include Reliability Services, Spence/Nicholson, Delden and Instrumentation & Sampling. Engineered Valves and Distributed Valves are discontinued operations and not reflected in the As Reported figures in accordance with US GAAP.

CIRCOR INTERNATIONAL INC.
Reconciliation of Segment Information to GAAP Operating Income
(in thousands, except percentages)
UNAUDITED

	2018					2019
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	YTD TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	YTD TOTAL

GAAP OPERATING (LOSS) INCOME	$(7,787)	$10,600	$8,545	$10,295	$21,653	$17,750	$12,019	$(9,084)	$16,996	$37,681
LESS:
Restructuring related inventory charges	473	15	—	(142)	346	325		(1,145)	—	(820)
Amortization of inventory step-up	6,600	—	—	—	6,600	—	—	—	—	—
Restructuring charges, net	3,426	524	1,090	808	5,848	358	299	5,038	(509)	5,186
Acquisition amortization	11,797	11,768	11,734	12,011	47,310	12,078	11,247	11,202	11,188	45,715
Acquisition depreciation	1,837	1,734	1,743	1,735	7,049	1,123	1,106	1,102	1,021	4,352
Special charges (recoveries), net	3,360	1,629	1,898	6,174	13,061	(8,200)	3,917	18,481	3,488	17,686
ADJUSTED OPERATING INCOME	$19,706	$26,270	$25,010	$30,881	$101,867	$23,434	$28,588	$25,594	$32,184	$109,800

GAAP OPERATING MARGIN	(3.2)%	4.1%	3.5%	3.9%	2.1%	7.4%	4.9%	(3.8)%	7%	3.9%
LESS:
Restructuring related inventory charges	0.2%	—%	—%	(0.1)%	—%	0.1%	—%	(0.5)%	—%	(0.1)%
Amortization of inventory step-up	2.8%	—%	—%	—%	0.7%	—%	—%	—%	—%	—%
Restructuring charges, net	1.4%	0.2%	0.4%	0.3%	0.6%	0.1%	0.1%	2.1%	(0.2)%	0.5%
Acquisition amortization	4.9%	4.5%	4.7%	4.5%	4.7%	5.1%	4.6%	4.7%	4.6%	4.7%
Acquisition depreciation	0.8%	0.7%	0.7%	0.7%	0.7%	0.5%	0.5%	0.5%	0.4%	0.5%
Special charges (recoveries), net	1.4%	0.6%	0.8%	2.3%	1.3%	(3.4)%	1.6%	7.8%	1.4%	1.8%
ADJUSTED OPERATING MARGIN	8.3%	10.1%	10.1%	11.6%	10.1%	9.8%	11.7%	10.8%	13.2%	11.3%

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